Exhibit 10.1

FORBEARANCE AGREEMENT

This Forbearance Agreement (this “Agreement”) is entered into as of November 5, 2026 by and between Streeterville Capital, LLC, a Utah limited liability company (“Lender”), and Eva Live, Inc., a Nevada corporation (“Borrower”). Capitalized terms used in this Agreement without definition shall have the meanings given to them in the Notes (defined below).

A. Borrower previously sold and issued to Lender that certain Secured Convertible Promissory Note dated February 23, 2026 in the original principal amount of $7,560,000.00 (the “February Note”), pursuant to that certain Securities Purchase Agreement dated February 23, 2026 by and between Lender and Borrower (the “February Purchase Agreement,” and together with the February Note and all other documents entered into in conjunction therewith, the “February Transaction Documents”).

B. Borrower previously sold and issued to Lender that certain Secured Convertible Promissory Note dated July 23, 2026 in the original principal amount of $2,160,000.00 (the “July Note”), pursuant to that certain Securities Purchase Agreement dated July 23, 2026 by and between Borrower and Lender (the “July Purchase Agreement,” and together with the July Note and all other documents entered into in conjunction therewith, the “July Transaction Documents”).

C. Lender has claimed that a Trigger Event has occurred and is continuing under Section 4.1(h) of each Note as a result of Borrower entering into a financing transaction on or around October 2, 2026 with Dune Equity Holdings LLC without first obtaining Lender’s consent (the “Restricted Issuance Trigger”).

D. Borrower has requested and Lender has agreed, subject to the terms, conditions and understandings expressed in this Agreement, to forbear from seeking to turn the Restricted Issuance Trigger into an Event of Default and to waive any other claim in connection with the Restricted Issuance Trigger.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals and Definitions. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Notes” means the February Note and the July Note.

(b) “Purchase Agreements” means the February Purchase Agreement and the July Purchase Agreement.

(c) “Transaction Documents” means the February Transaction Documents and the July Transaction Documents.

2. Forbearance. Subject to the terms, conditions and understandings contained in this Agreement, unless terminated in accordance with Section 4, Lender hereby agrees to permanently forbear from seeking to turn the Restricted Issuance Trigger into an Event of Default and to irrevocably waive any other existing or future claim in connection with the Restricted Issuance Trigger (collectively, the “Forbearance”). Nothing in this Agreement shall limit or impair Lender’s right to convert all or any portion of the Notes, to redeem all or any portion of the Notes in accordance with their terms, or to exercise any of its rights and remedies with respect to any matter other than the Restricted Issuance Trigger.

3. Ratification of the Notes and Transaction Documents. The Notes shall be and remain in full force and effect in accordance with their terms, and are hereby ratified and confirmed in all respects. Borrower acknowledges that it is obligated to pay the remaining balances of the Notes (which the parties agree shall be $5,637,774.51 under the February Note and $2,281,429.43 under the July Note as of the date hereof) and represents that such obligation is not subject to any defenses, rights of offset or counterclaims. No forbearance or waiver other than as expressly set forth herein may be implied by this Agreement. Except as expressly set forth herein, the execution, delivery, and performance of this Agreement shall not operate as a waiver of, or as an amendment to, any right, power or remedy of Lender under the Notes or the Transaction Documents, as in effect prior to the date hereof.

4. Failure to Comply. Borrower understands that the Forbearance shall terminate upon the occurrence of any Trigger Event under the Notes after the date hereof that is not cured within five (5) Trading Days after Borrower’s receipt of written notice thereof from Lender (or, in the case of a Trigger Event that is not capable of cure, immediately upon Borrower’s receipt of such written notice), and that in any such case, Lender may seek all recourse available to it under the terms of the Notes, the Purchase Agreements, any other Transaction Document, or applicable law. Upon the termination of the Forbearance, among other rights, Lender shall have the right to seek to turn the Restricted Issuance Trigger into an Event of Default. For the avoidance of doubt, the termination of the Forbearance pursuant to this Section shall not terminate, limit or modify any other provision of this Agreement. Notwithstanding the foregoing or anything to the contrary in the Notes or the other Transaction Documents, Lender hereby consents to, and no Trigger Event shall arise from, any issuance of securities by Borrower to Dune Equity Holdings LLC pursuant to the financing transaction described in Recital C as in effect on the date hereof.

5. Representations, Warranties and Agreements. In order to induce Lender to enter into this Agreement, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a) Borrower has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Borrower hereunder, other than any filings required under applicable securities laws. This Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity. The execution, delivery and performance of this Agreement by Borrower do not and will not conflict with, or result in a material breach of or default under any material agreement or instrument to which Borrower or any of its subsidiaries is a party, and no consent of any other third party is required in connection therewith.

(b) Any Trigger Event which may have occurred under the Notes has not been, is not hereby, and shall not be deemed to be waived by Lender, expressly, impliedly, through course of conduct or otherwise. The agreement of Lender to refrain and forbear from exercising any rights and remedies by reason of any existing default or any future default shall not constitute a waiver of, consent to, or condoning of, any other existing or future default.

(c) All understandings, representations, warranties and recitals made by Borrower in this Agreement are true, accurate, complete, and correct in all material respects; and no such understanding, representation, warranty, or recital fails or omits to state or otherwise disclose any material fact or information necessary to prevent such understanding, representation, warranty, or recital from being misleading. Borrower acknowledges and agrees that Lender has been induced in part to enter into this Agreement based upon Lender’s justifiable reliance on the truth, accuracy, and completeness of all understandings, representations, warranties, and recitals made by the Borrower in this Agreement. To Borrower’s knowledge, there is no fact which Borrower has not disclosed to Lender on or prior to the date hereof which would materially and adversely affect any representation, warranty, or recital made by Borrower in this Agreement.

(d) Except as expressly set forth in this Agreement, Borrower acknowledges and agrees that neither the execution and delivery of this Agreement nor any of the terms, provisions, covenants, or agreements contained in this Agreement shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Notes or any of the other Transaction Documents.

(e) Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever pursuant to any of the terms or conditions of the Transaction Documents against Lender, directly or indirectly, in connection with the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Agreement by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

(f) Other than the Restricted Issuance Trigger, no Triger Event or Event of Default has occurred and is continuing under either Note, and no event has occurred that, with the giving of notice or passage of time or both, would constitute a Trigger Event or Event of Default.

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(g) Borrower hereby acknowledges that it has freely and voluntarily entered into this Agreement after an adequate opportunity and sufficient period of time to review, analyze, and discuss (i) all terms and conditions of this Agreement, (ii) any and all other documents executed and delivered in connection with the transactions contemplated by this Agreement, and (iii) all factual and legal matters relevant to this Agreement and/or any and all such other documents, with counsel freely and independently selected by Borrower (or had the opportunity to be represented by counsel). Borrower further acknowledges and agrees that it has actively and with full understanding participated in the negotiation of this Agreement and all other documents executed and delivered in connection with this Agreement after consultation and review with its counsel (or had the opportunity to be represented by counsel), that all of the terms and conditions of this Agreement and the other documents executed and delivered in connection with this Agreement have been negotiated at arm’s-length, and that this Agreement and all such other documents have been negotiated, prepared, and executed without fraud, duress, undue influence, or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party by any other party. No provision of this Agreement or such other documents shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated, or drafted such provision.

6. Certain Acknowledgments. Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Lender to Borrower in connection with the Forbearance. Each of the parties acknowledges and agrees that the execution of this Agreement by the other party shall not constitute an acknowledgment of or admission by such party of the existence of any claims or of liability for any matter under the Transaction Documents and that this Agreement is entered into solely for the purpose of amicably settling the dispute between the parties regarding the Restricted Issuance Trigger.

7. Arbitration. Each party agrees that any dispute arising out of or relating to this Agreement shall be subject to the Arbitration Provisions (as defined in the Purchase Agreements).

8. Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah without regard to the principles of conflict of laws. Each party agrees that the proper venue for any dispute arising out of or relating to this Agreement shall be determined in accordance with the provisions of the Purchase Agreements. BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

9. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by email transmission or other electronic transmission (including DocuSign or a similar program) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by email transmission or other electronic transmission (including DocuSign or a similar program) shall be deemed to be their original signatures for all purposes.

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10. Attorneys’ Fees. In the event of any arbitration or action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the prevailing party as determined by the arbitrator or court shall be entitled to an additional award of the reasonable attorneys’ fees and expenses paid by such prevailing party in connection with the arbitration, litigation and/or dispute. Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading.

11. Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

12. Entire Agreement. This Agreement, together with the other Transaction Documents, and all other documents referred to herein, supersedes all other prior oral or written agreements between Borrower, Lender, its affiliates and persons acting on its behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Lender nor Borrower makes any representation, warranty, covenant or undertaking with respect to such matters.

13. No Reliance. Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, stockholders, or employees except as expressly set forth in this Agreement and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Agreement and the Transaction Documents, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, agents or representatives other than as set forth in this Agreement and in the Transaction Documents.

14. Amendments. This Agreement may be amended, modified, or supplemented only by written agreement of the parties. No provision of this Agreement may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Lender hereunder may be assigned by Lender to a third party, including its financing sources, in whole or in part. Borrower may not assign this Agreement or any of its obligations herein without the prior written consent of Lender.

16. Continuing Enforceability; Conflict Between Documents. Except as otherwise modified by this Agreement, the Notes and each of the other Transaction Documents shall remain in full force and effect, enforceable in accordance with all of its original terms and provisions. This Agreement shall not be effective or binding unless and until it is fully executed and delivered by Lender and Borrower. If there is any conflict between the terms of this Agreement, on the one hand, and the Notes or any other Transaction Document (as may be amended from time to time), on the other hand, the terms of this Agreement shall prevail.

17. Time is of the Essence. Time is of the essence with respect to each and every provision of this Agreement.

18. Notices. Unless otherwise specifically provided for herein, all notices, demands or requests required or permitted under this Agreement to be given to Borrower or Lender shall be given as set forth in the “Notices” section of the Purchase Agreements.

19. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

BORROWER:

EVA LIVE, INC.

By:	/s/ David Boulette
David Boulette, Chief Executive Officer

LENDER:

STREETERVILLE CAPITAL, LLC

By:	/s/ John Fife
John Fife, President

[Signature Page to Forbearance Agreement]